                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                               (AMENDMENT NO. 1)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            DIGITAL LIGHTWAVE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         (Logo Digital Lightwave, Inc.)

                            DIGITAL LIGHTWAVE, INC.
                             15550 LIGHTWAVE DRIVE
                           CLEARWATER, FLORIDA 33760
                               T: (727) 442-6677
                            HTTP://WWW.LIGHTWAVE.COM

                                                                  April 15, 1999

Dear Stockholder:

     You are cordially invited to attend the Company's 1999 Annual Meeting of Stockholders to be held on Friday, May 14, 1999. The meeting will begin promptly at 10:00 a.m., local time, at the Renaissance Vinoy Resort, 501 Fifth Avenue, N.E., St. Petersburg, Florida 33701.

     The official Notice of Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders are included with this letter. The matters listed in the Notice of Meeting are described in detail in the Proxy Statement.

     The vote of every stockholder is important. Mailing your completed Proxy Card will not prevent you from voting in person at the meeting if you wish to do so. Please complete, sign, date and promptly return your Proxy Card in the enclosed envelope. Your cooperation will be greatly appreciated.

     Members of the Company's Board of Directors and management look forward to greeting personally those stockholders who are able to attend.

                                           Sincerely,

                                           /s/ Gerry Chastelet
                                           ------------------------------------
                                               Gerry Chastelet
                                               President and Chief Executive
                                               Officer

                            DIGITAL LIGHTWAVE, INC.
                             15550 LIGHTWAVE DRIVE
                           CLEARWATER, FLORIDA 33760
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 1999
                             ---------------------

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Digital Lightwave, Inc., a Delaware corporation (the "Company"), will be held at the Renaissance Vinoy Resort, 501 Fifth Avenue, N.E., St. Petersburg, Florida 33701 on Friday, May 14, 1999, at 10:00 a.m., local time, for the following purposes:

          1. To elect four (4) directors of the Company to hold office until the 2000 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

          2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending December 31, 1999; and

          3. To transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 31, 1999 will be entitled to notice of and to vote at the Meeting and any adjournments thereof. Each of these stockholders is cordially invited to be present and vote at the Meeting in person. A list of stockholders entitled to vote at the meeting will be available for inspection ten days prior to the Annual Meeting at the principal offices of the Company, 15550 Lightwave Drive, Clearwater, Florida, 33760.

     Representation of at least a majority of all outstanding shares of Common Stock of the Company is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHOULD YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES AND ADDRESSES, EACH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL YOUR SHARES WILL BE VOTED. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

     Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                           By Order of the Board of Directors,


                                           /s/ Steven H. Grant
                                           ------------------------------------
                                               Steven H. Grant
                                               Secretary

Clearwater, Florida
April 15, 1999

                            DIGITAL LIGHTWAVE, INC.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 1999

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----

GENERAL INFORMATION.........................................    1

SHARES OUTSTANDING AND VOTING RIGHTS........................    1

PROPOSAL ONE -- ELECTION OF DIRECTORS.......................    4

EXECUTIVE COMPENSATION......................................    9

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE
  COMPENSATION..............................................   15

PROPOSAL TWO -- RATIFICATION AND SELECTION OF INDEPENDENT
  AUDITOR...................................................   18

OTHER BUSINESS..............................................   18

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL
  MEETING...................................................   18

                            DIGITAL LIGHTWAVE, INC.
                             15550 LIGHTWAVE DRIVE,
                           CLEARWATER, FLORIDA 33760
                             ---------------------

                                PROXY STATEMENT
                                      FOR
                    THE 1999 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                            DIGITAL LIGHTWAVE, INC.
                           TO BE HELD ON MAY 14, 1999
                             ---------------------

                              GENERAL INFORMATION

     Your proxy in the enclosed form is solicited by the Board of Directors (the "Board") of Digital Lightwave, Inc., a Delaware corporation (the "Company"), for use at its Annual Meeting of Stockholders to be held at the Renaissance Vinoy Resort, 501 Fifth Avenue, N.E., St. Petersburg, Florida 33701 on May 14, 1999 at 10:00 a.m. (the "Meeting"), for the purposes set forth in the accompanying notice and at any adjournment or postponement of the Meeting. The mailing of this Proxy Statement and the accompanying Notice of Annual Meeting and form of Proxy Card (the "Proxy Card") to the stockholders of the Company is expected to commence on or about April 15, 1999. The Company's 1998 Annual Report is being mailed to stockholders concurrently with this Proxy Statement. The 1998 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

     The shares of the Company's Common Stock, par value $0.0001 per share ("Common Stock"), represented by proxy will be voted in accordance with the instructions given on the Proxy Card, subject to the proper execution of the Proxy Card and its receipt by the Company prior to the close of voting at the Meeting or any adjournment or postponement thereof. Proxies received by the Company on which no contrary instruction has been given will be voted "FOR" the election of the directors to the Board nominated by the Board, and "FOR" the ratification of the selection of the independent auditor. A stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the Proxy Card is present at the Meeting and votes in person.

     Copies of solicitation material will be furnished to brokerage firms, nominees, fiduciaries and custodians holding shares of Common Stock in their names which are beneficially owned by others ("record holders") to forward to such beneficial owners. In addition, the Company may reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by either telephone, telegram, facsimile or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for any such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm to deliver solicitation materials to record holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. The costs of these services to the Company, exclusive of out-of-pocket costs, is not expected to exceed $5,000. Except as described above, the Company does not intend to solicit proxies other than by mail.

                      SHARES OUTSTANDING AND VOTING RIGHTS

RECORD DATE AND SHARES OUTSTANDING

     Only holders of shares of Common Stock of record as of the close of business on March 31, 1999 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, 26,558,766 shares of Common Stock (collectively, the "Shares") were issued and outstanding. Each of the Shares is entitled to one vote on all matters to be voted upon at the Meeting.

QUORUM; BROKER NON-VOTES; ABSTENTIONS

     The presence, in person or by proxy duly authorized, of the holders of a majority of the Shares will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof. The Shares that are voted by proxy "FOR," "AGAINST" or "WITHHELD FROM" a proposal are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting with respect to such proposal.

     Broker non-votes (i.e., Shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal on which the broker has expressly not voted. Accordingly, a broker non-vote will not affect the outcome of the voting on any proposal set forth in this Proxy Statement.

     Directors will be elected by a plurality of votes of the Shares present in person or represented by proxy at the Meeting. Any of the Shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for one director nominee results in another nominee receiving a larger portion of votes. The proposals submitted to the Company's stockholders in the Proxy Card must be approved by the vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at the Meeting. In determining whether such proposals have been approved, abstentions and broker non-votes are not counted as votes "FOR" or "AGAINST" the proposal.

REVOCABILITY OF PROXY

     A proxy may be revoked by a stockholder at any time prior to the voting at the Meeting by written notice to the Secretary of the Company, by submission of another duly executed proxy bearing a later date or by voting in person at the Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company or its transfer agent. The mere presence at the Meeting of the stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy Card by the stockholder or, if no instructions are indicated, will be voted "FOR" the slate of directors described herein, "FOR" the ratification and approval of the Independent Auditor, and as to any other matter that may be properly brought before the Meeting, in accordance with the judgment of the proxy holders.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of April 1, 1999 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) all of the executive officers including executive officers named in the Summary Compensation Table (the "Named Executive Officers"), and (iv) all directors and executive officers of the Company as a group. To the knowledge of the Company, except as noted in the footnotes below, all persons listed below have sole voting and investing power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.


                                                              SHARES BENEFICIALLY
                                                                    OWNED(1)
                                                              --------------------
                            NAME                                NUMBER     PERCENT
                            ----                              ----------   -------
Bryan J. Zwan(2)............................................  20,000,000    74.6 %
Hugh Brian Haney(3).........................................   2,000,000    7.4
Gerry Chastelet.............................................          --     *
Steven H. Grant(4)..........................................     107,430     *
George Matz(5)..............................................      75,000     *
Ali Haider(6)...............................................      14,304     *
Joe Fuchs(7)................................................      21,165     *
William F. Hamilton(8)......................................      33,332     *
William M. Seifert(8).......................................      33,332     *
All executive officers and directors as a group (9
  persons)(9)...............................................  20,284,563    75.6 %


---------------

  * Less than one percent
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of April 1, 1999 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2) Includes 2,000,000 shares for which an option has been granted to Hugh Brian Haney pursuant to a litigation settlement and 15,000,000 shares held by Dr. Bryan J. Zwan through his wholly owned Nevada corporation, ZG Nevada, Inc. Dr. Zwan's address is 15550 Lightwave Drive, Clearwater, Florida 33760.
(3) Represents 2,000,000 shares for which an option has been granted by Bryan J. Zwan, pursuant to a litigation settlement. Mr. Haney's address is c/o Law Office of Eric L. Brown Co., L.P.A., Suite 550, 172 East State Street, Clearwater, Florida 33755.
(4) Consists of 7,430 shares of Common Stock and 100,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 1, 1999.
(5) Consists of 75,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 1, 1999.
(6) Consists of 3,304 shares of Common Stock and 11,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 1, 1999.
(7) Consists of 9,500 shares of Common Stock and 11,665 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 1, 1999.
(8) Consists of 33,332 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 1, 1999.
(9) Consists of 20,020,234 shares of Common Stock and 264,329 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 1, 1999.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

     The Company's Bylaws provide that the Board can fix the authorized number of directors form time to time between one (1) and nine (9). The Board consists of four (4) directors which is the authorized number currently fixed by the Board pursuant to the Company's Bylaws. Each of the four (4) directors is to be reelected to the Board at the Meeting. Each director nominee elected at the Meeting will hold office until the next annual meeting of stockholders of the Company, or until his successor is duly elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause in accordance with the Bylaws of the Company. Management knows of no reason why any of these nominees would be unable or unwilling to serve; but, in the event that any director nominee is unable or unwilling to serve, the proxies will be voted for the election of such other person(s) for the office of director as management may recommend in the place of such nominee. THE BOARD RECOMMENDS VOTING "FOR" THE NOMINEES LISTED BELOW.

INFORMATION REGARDING DIRECTOR NOMINEES

     The following table sets forth the names, ages, principal occupations for the periods indicated and other directorships of the four (4) director nominees at the Meeting.

                                                   PRINCIPAL OCCUPATION FOR THE PAST FIVE      DIRECTOR
NAME                                     AGE           YEARS AND OTHER DIRECTORSHIPS            SINCE
----                                     ---       --------------------------------------      --------
Dr. Bryan J. Zwan                        50    Dr. Zwan founded the Company in October 1990      1990
                                                 and has served as Chairman of the Board
                                                 since its inception. In addition, Dr. Zwan
                                                 served as the company's Chief Executive
                                                 Officer from the Company's inception until
                                                 December 1998 and served as its President
                                                 from inception until March 1996 and from
                                                 October 1996 until December 1998. From 1987
                                                 to 1991, Dr. Zwan was Chief Executive
                                                 Officer of Digital Photonics, Inc. ("DPI"),
                                                 a SONET multiplexer manufacturer which he
                                                 founded in 1987. DPI was purchased in
                                                 December 1990 by Digital Transmission
                                                 Systems, Inc., a manufacturer of digital
                                                 cross-connect equipment and DS1 modems. From
                                                 1985 to 1987, Dr. Zwan was Vice President,
                                                 Optical Products at DSC Communications
                                                 Corporation, a global provider of
                                                 telecommunication transmission, cross-
                                                 connect and network access equipment. Dr.
                                                 Zwan was a member of the Research Facility
                                                 Staff at the Massachusetts Institute of
                                                 Technology for two years, and holds a Ph.D.
                                                 in Space Physics from Rice University and
                                                 B.S. degrees in Physics and Chemistry from
                                                 the University of Houston.
William F. Hamilton                      59    Dr. Hamilton is the Landau Professor of           1997
                                                 Management and Technology at the Wharton
                                                 School of the University of Pennsylvania and
                                                 has been a professor at the University of
                                                 Pennsylvania since July 1967. He is also a
                                                 director of the following public companies:
                                                 Centocor, Inc., Hunt Manufacturing

                                                   PRINCIPAL OCCUPATION FOR THE PAST FIVE      DIRECTOR
NAME                                     AGE           YEARS AND OTHER DIRECTORSHIPS            SINCE
----                                     ---       --------------------------------------      --------
                                                 Co., Marlton Technologies, Inc. and Neose
                                                 Technologies, Inc.
Gerry Chastelet                          52    Mr. Chastelet currently serves as President       1998
                                                 and Chief Executive Officer and a Director
                                                 and joined the Company on December 31, 1998.
                                                 Prior to joining the Company, Mr. Chastelet
                                                 served as President and Chief Executive
                                                 Officer of Wandel & Goltermann Technologies,
                                                 Inc., a global supplier of communications
                                                 test and measurement equipment, from
                                                 December 1995 to October 1998. From June
                                                 1993 to November 1995, he served as Vice
                                                 President Sales, Marketing and
                                                 Service-Americas and Asia Pacific for
                                                 Network Systems Corporation, a supplier of
                                                 channel-attached communications solutions
                                                 for large mainframe computers. From 1989 to
                                                 1993, he was Vice President Sales, Marketing
                                                 and Service for Infotron/Gandalf Systems
                                                 Corporation. Mr. Chastelet holds a degree in
                                                 Electronics Engineering from Devry Institute
                                                 of Technology and is a graduate of the
                                                 University of Toronto Executive MBA Program.
William Seifert                          48    Mr. Seifert is currently a General Partner at     1997
                                                 Prism Venture Partners of Westwood,
                                                 Massachusetts. Prior to this he served as
                                                 Chief Executive Officer of Agile Networks,
                                                 Inc., a wholly-owned subsidiary of Lucent
                                                 Technologies, Inc. from 1991 to 1997. Prior
                                                 to founding Agile Networks, Inc. in 1991,
                                                 Mr. Seifert was also the founder of
                                                 Wellfleet Communications, now Bay Networks.

VOTE REQUIRED AND BOARD RECOMMENDATION

     The four (4) nominees for director receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the Meeting and entitled to be voted for them shall be elected as directors of the Company. Votes withheld from any director nominee are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law. Stockholders do not have the right to cumulate their votes in the election of directors. THE BOARD RECOMMENDS A VOTE "FOR" THE NOMINEES ABOVE LISTED.

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

  Executive Officers And Directors

     The executive officers and directors of the Company and their ages as of the date of this Proxy Statement are as follows:

NAME                                     AGE                  POSITION
----                                     ---                  --------
Dr. Bryan J. Zwan......................  51    Chairman of the Board
Gerry Chastelet........................  52    President and Chief Executive Officer
                                               and Director
Steven H. Grant........................  39    Executive Vice President, Finance,
                                               Chief Financial Officer and Secretary
George Matz............................  49    Executive Vice President and General
                                                 Manager, Network products
Ali Haider.............................  48    Senior Vice President, Engineering
Joe Fuchs..............................  47    Vice President, Quality Management
Dr. William F. Hamilton(1)(2)(3).......  59    Director
William Seifert(1)(2)(3)...............  48    Director

---------------

(1) Member of the Audit Committee
(2) Member of the Compensation Committee
(3) Member of the Nominating Committee

     A description of the background of each of the Company's current directors has been provided above under "Information Concerning Director Nominees." Following is a description of the background of each of the Company's executive officers other than the directors:

          Mr. Grant currently serves as Executive Vice President, Finance, Chief Financial Officer and Secretary and joined the Company in September 1997. Prior to joining the Company, Mr. Grant served as Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary at Precision Systems Inc. from July 1996 through September 1997. Mr. Grant also served as Executive Vice President, Chief Financial/Administrative Officer and Treasurer for Silver King Communications Inc. from December 1992 through July 1996, and as Director of Corporate Finance, Investor Relations and Assistant Treasurer at Home Shopping Network from February 1989 through December 1992. Mr. Grant holds a Bachelor's Degree in Accounting from the University of Alabama and holds an MBA in Finance from the University of South Florida.


          Mr. Matz currently serves as Executive Vice President and General Manager, Network Products and joined the Company in May 1998. Mr. Matz joined the Company as the Executive Vice President of Global Marketing and Sales and switched to his current position in February 1999. Prior to joining the Company, Mr. Matz served as Vice President of Global Sales at Boston Technology, Inc., a supplier of systems, software and services to telecommunications companies, from December 1995 to May 1998. From August 1994 to December 1995, Mr. Matz served as Executive Director of Global Sales at Dale, Gesek, McWilliams and Sheridan, Inc., an international supplier of telecommunications products and services. From March 1990 to August 1994, Mr. Matz served as Director of North American Sales at Summa Four, Inc. Mr. Matz holds a B.S. degree from Wilkes University.


          Mr. Haider currently serves as Senior Vice President, Engineering and joined the Company in September 1997. Prior to joining the Company, Mr. Haider was Director, Technical Support Center at AT&T/Paradyne Corporation from May 1996 to September 1997, Director, Engineering from May 1991 to May 1996, and Engineering Manager from July 1984 through May 1991. Mr. Haider holds a Masters Degree in Electrical Engineering from the University of Houston, a B.S. in Electrical Engineering from the University of Engineering and Technology, Lahore, Pakistan, and a B.S. in Physics and Math from Gordon College, University of Punjab.

          Mr. Fuchs currently serves as Vice President, Quality Management and joined the Company in January 1997. Prior to joining the Company, Mr. Fuchs was a System Test Lead and Project Manager at AT&T/Paradyne from May 1992 through December 1996. Mr. Fuchs also worked at AT&T Bell Laboratories as a member of technical staff in the Transmission Center and the Quality Assurances Center from 1981 though 1992. Mr. Fuchs holds a B.S. in Electrical Engineering from the Pratt Institute and a M.S. in Electrical Engineering from Columbia University.

BOARD OF DIRECTORS

     The Company's Bylaws provide that the Board can fix the authorized number of directors from time to time between one and nine. The Board currently is fixed at four (4) members: Messrs. Zwan, Chastelet, Hamilton, and Seifert. There are no family relationships among any of the directors or executive officers of the Company.

EXECUTIVE OFFICERS

     Digital Lightwave's executive officers are elected by the Board of Directors on an annual basis and serve until the next annual meeting of the Board of Directors or until their successors have been duly elected and qualified. There are no family relationships among any of the directors or executive officers of the Company.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended December 31, 1998, the Board held nine (9) regular meetings and five (5) special meetings. Each director attended at least 75% of the aggregate number of Board meetings and meetings of committees on which he served which occurred on or after the initiation of his term as a director.


     The Board of Directors has an Audit Committee, a Compensation Committee, a Special Investigative Committee, and a Nominating Committee. The Audit Committee, composed of Messrs. Hamilton and Seifert, is responsible for reviewing financial statements, accounting and financial policies and internal controls and reviewing the scope of the independent auditor's activities and fees. The Audit Committee held five (5) meetings during fiscal 1998. The Compensation Committee, composed of Messrs. Marshall and Seifert during fiscal 1998, is responsible for reviewing and approving, within its authority, compensation, benefits, training and other human resource policies. The Compensation Committee held two (2) meetings during fiscal 1998. The Compensation Committee currently consists of Messrs. Hamilton and Seifert. Each director who served on the Audit Committee or the Compensation Committee attended at least 75% of such respective committee's meetings held during fiscal 1998 which occurred on or after the initiation of his term as a director. In 1999, the Board formed a Nominating Committee to select nominees to the Board of Directors. The Nominating Committee consists of Messrs. Hamilton and Seifert.


COMPENSATION OF DIRECTORS

     Directors of the Company who are not officers or employees of the Company receive an annual fee of $10,000. Directors are also reimbursed for travel and other expenses relating to attendance at meetings of the Board or committees. In addition, in connection with their services on a special investigative committee formed by the Board to investigate the class action litigation and the related underlying restatement issues, Messrs. Hamilton and Seifert received $4,750 and $6,250 respectively. Effective December 8, 1997, Mr. Seifert began serving as a consultant to the Company. In 1998, Mr. Seifert received $12,750 for services performed as a consultant to the Company. Under the Option Plan, non-employee directors are also eligible to receive stock options in consideration for their services. In fiscal 1998, none of the non-employee directors were granted options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC.

Officers, directors and greater than ten percent stockholders are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, the Company's officers, directors and greater than ten percent stockholders complied with all applicable Section 16(a) filing requirements, except that Dr. Bryan Zwan filed one late Form 4 for a transaction and Messrs. Joe Fuchs and Ali Haider each filed one late Form 5 for a transaction.

                             EXECUTIVE COMPENSATION


     The following table shows, for the year ended December 31, 1998, the cash and other compensation awarded to, earned by or paid to those individuals who served as chief executive officer during 1998 and each other executive officer who earned in excess of $100,000 for all services in all capacities (the "Named Executive Officers"):


                           SUMMARY COMPENSATION TABLE



                                                                                    LONG TERM
                                                                                  COMPENSATION
                                                                              ---------------------
                                                                                     AWARDS
                                                 ANNUAL COMPENSATION          ---------------------
                                          ---------------------------------   RESTRICTED                  ALL
                                                               OTHER ANNUAL     STOCK      OPTIONS/      OTHER
                                           SALARY     BONUS    COMPENSATION     AWARDS       SARS     COMPENSATION
NAME AND PRINCIPAL POSITION        YEAR     ($)        ($)         ($)           ($)         (#)          ($)
---------------------------        ----   --------   -------   ------------   ----------   --------   ------------
Bryan J. Zwan(1)(2)..............  1998   $309,587   $    --     $    --          $--      $     --
  Chairman of the Board            1997    305,779        --          --          --             --     $     --
                                   1996    300,000        --          --          --             --      215,340
Gerry Chastelet(3)...............  1998      1,060        --          --          --        600,000           --
  President and Chief              1997         --        --          --          --             --           --
  Executive Officer                1996         --        --          --          --             --           --
Steven H. Grant..................  1998    193,333    40,000          --          --        200,000      1,800(4)
  Executive Vice President,        1997     40,615        --          --          --         75,000(6)_      500(4)
  Finance, Chief Financial         1996         --        --          --          --             --           --
  Officer and Secretary
George Matz......................  1998    148,415    50,000          --          --        300,000      8,000(5)
  Executive Vice President         1997         --        --          --          --             --           --
  and General Manager,             1996         --        --          --          --             --           --
  Networks Products
Ali Haider.......................  1998    149,443    22,275          --          --         48,000      1,963(4)
  Senior Vice President,           1997     34,788    25,000          --          --         33,000(6)         --
  Engineering                      1998         --        --          --          --             --           --
Joe Fuchs........................  1998    117,878        --          --          --         30,000           --
  Vice President, Quality          1997     86,018     1,000          --          --         10,000(6)         --
  Management                       1996         --        --          --          --             --           --


---------------


(1) Dr. Zwan served as President and Chief Executive Officer until his resignation from that position on December 31, 1998.
(2) Amounts include the payment of $9,587 and $5,779 of earned and unused vacation from 1997 and 1996, which were paid in 1998 and 1997, respectively; and 1995 deferred compensation of $215,340 which was paid in 1996.
(3) Mr. Chastelet commenced employment on December 31, 1998.
(4) Reflects 401(k) matching contributions.
(5) Reflects automobile allowance.
(6) Represents options which were cancelled and reissued in 1998 and which are included in the 1998 grants listed in this table.


1996 STOCK OPTION PLAN

     The Company's 1996 Stock Option Plan (the "Option Plan") became effective on March 5, 1996. The purpose of the Option Plan is to attract and retain qualified personnel, to provide additional incentives to employees, officers, directors and consultants of the Company and to promote the success of the Company's business. A reserve of 5,000,000 shares of Common Stock has been established for issuance under the Option Plan. The Option Plan is administered by the Board who may delegate the administration of the plan to a committee of the Board. The Board now has, and such committee would have, complete discretion to determine which eligible individuals are to receive option grants, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option, the vesting schedule to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

     Each option granted under the Option Plan has a maximum term of ten years, subject to earlier termination following the optionee's cessation of service with the Company. Options granted under the Option Plan may be exercised only for fully vested shares. The exercise price of incentive stock options and non-statutory stock options granted under the Option Plan must be at least 100% and 85%, respectively, of the fair market value of the stock subject to the option on the date of grant (or 110% with respect to holders of more than 10% of the voting power of the Company's outstanding stock). The Board or, when appointed, such committee, has the authority to determine the fair market value of the stock. The purchase price is payable immediately upon the exercise of the option. Such payment may be made in cash, in outstanding shares of Common Stock held by the participant, through a promissory note payable in installments over a period of years or any combination of the foregoing.

     The Board may amend or modify the Option Plan at any time, provided that no such amendment or modification may adversely affect the rights and obligations of the participants with respect to their outstanding options or vested shares without their consent. In addition, no amendment of the Option Plan may, without the approval of the Company's stockholders (i) modify the class of individuals eligible for participation, (ii) increase the number of shares available for issuance, except in the event of certain changes to the Company's capital structure, or (iii) extend the term of the Option Plan. The Option Plan will terminate on March 4, 2006, unless sooner terminated by the Board.

     Section 162(m) of the IRC limits the Company's deduction in any one fiscal year for federal income tax purposes to $1 million per person with respect to the Company's Chief Executive Officer and its four (4) other highest paid executive officers who are employed on the last day of the fiscal year unless the compensation was not otherwise subject to the deduction limit. Certain performance-based compensation is not included in this $1 million limitation. Stock options may qualify for exclusion from this limitation if the plan under which they are granted meets certain conditions. At present, the Option Plan does not satisfy these conditions. Accordingly, the Company will not be able to claim a tax deduction for certain exercises of NSOs or disqualifying dispositions of ISOs by the CEO (should it grant any in the future) and its four
(4) other highest paid executive officers to the extent that the income from such exercises or dispositions, combined with such executive's other taxable compensation for the year, exceeds $1 million.

     As of December 31, 1998, the Company had outstanding options under the Option Plan exercisable into an aggregate of 2,690,146 shares of Common Stock.

     The following table sets forth information concerning stock options awarded to each of the Named Executive Officers during 1998. All such options were awarded under the Option Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR



                                                                                    POTENTIAL REALIZABLE
                                                                                      VALUE AT ASSUMED
                                             % OF TOTAL                               ANNUAL RATES OF
                                              OPTIONS                                   STOCK PRICE
                                  SHARES     GRANTED TO                               APPRECIATION FOR
                                UNDERLYING   EMPLOYEES    EXERCISE                     OPTION TERM(1)
                                 OPTIONS     IN FISCAL     PRICE     EXPIRATION    ----------------------
                                 GRANTED        YEAR       ($/SH)       DATE          5%          10%
                                ----------   ----------   --------   ----------    --------    ----------
Bryan J. Zwan.................        --          --           --           --           --            --
Gerry Chastelet...............   600,000       25.43%     $2.3130     12/31/04     $471,583    $1,070,241
Steven H. Grant...............   200,000        8.48       4.6875     03/26/04      704,117     1,232,662
George Matz...................   300,000       12.72       4.4375     05/19/04      477,879     1,060,357
Ali Haider....................    33,000        1.40       4.6875     03/26/04      116,179       203,389
                                  15,000        0.64       2.5630     08/04/04       14,659        33,827
Joe Fuchs.....................    10,000        0.42       4.6875     03/26/04       35,206        61,633
                                  10,000        0.42       4.6875     03/26/04       35,206        61,633
                                  10,000        0.42        2.563     12/19/04        8,710        19,766



---------------

(6) Potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements of the SEC and do not reflect the Company's estimate of future price growth.

     The following table sets forth certain information regarding options to purchase shares of Common Stock held as of December 31, 1998 by each of the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR



                                                             NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                SHARES                            OPTIONS AT              IN-THE-MONEY OPTIONS AT
                               ACQUIRED                           FY-END (#)                   FY-END($)(1)
                                  ON           VALUE      ---------------------------   ---------------------------
                              EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                              -----------   -----------   -----------   -------------   -----------   -------------
Bryan J. Zwan...............        --             --           --              --             --             --
Gerry Chastelet.............        --             --           --         600,000             --             --
Steven H. Grant.............        --             --       50,000         150,000             --             --
George Matz.................        --             --       75,000         225,000             --             --
Ali Haider..................        --             --           --          48,000             --             --
Joe Fuchs...................        --             --        4,999          25,001             --             --



---------------

(1) Values shown in these columns reflect the difference between the closing price of $2.313 on December 31, 1998 and the exercise price of the options and does not include the federal and state taxes due upon exercise.

STOCK PURCHASE PLAN

     On August 25, 1997, the Board approved the Stock Purchase Plan whereby 300,000 shares of Common Stock were reserved for issuance and purchase by employees of the Company to assist them in acquiring a stock ownership interest in the Company and to encourage them to remain employees of the Company. The Stock Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code and permits eligible employees to purchase shares of Common Stock at a discount through payroll deductions during specified six-month offering periods. No employee may purchase more than $25,000 worth of stock in any calendar year or 1,500 shares of Common Stock in any one offering period. The Stock Purchase Plan is administered by an Administrative Committee appointed by the Board and provides generally that the purchase price must not be less than 85% of the fair market value of the Common Stock on the first or last day of the offering period, whichever is lower. As of March 31, 1998, 123,153 shares have been purchased under the Stock Purchase Plan.

EMPLOYMENT AGREEMENTS AND SEVERANCE ARRANGEMENTS

     The Company entered into a letter agreement dated as of December 31, 1998 (the "Chastelet Agreement"), with Gerry Chastelet, the Company's Chief Executive Officer and President. The Chastelet Agreement provides for: (1) employment at will; (2) an annual salary of $275,000; (3) a $150,000 signing bonus payable over two years; and (4) a performance bonus of up to 50% of his base salary to be paid based on 80% quantitative and 20% qualitative criteria to be established by the Company's board of directors. In addition, the Company granted to Mr. Chastelet stock options to purchase 600,000 shares of Common Stock at an exercise price of $2.313 per share, of which 100,000 stock options vest after each six months of employment. In the event of a "change in control" Mr. Chastelet's unvested options will accelerate.

     The Company entered into a letter agreement dated as of April 13, 1998 and an addendum to the letter agreement dated February 9, 1999 (the "Matz Agreements"), with George J. Matz, the Company's Executive Vice President, Global Marketing and Sales. The Matz Agreements provide for: (1) employment at will; (2) an annual salary of $225,000; (3) a $150,000 sign-on bonus payable over three years; and (4) a performance bonus of 20% for the first year. In addition, the Company granted to Mr. Matz stock options to purchase 300,000 shares of Common Stock at an exercise price of $4.4375 per share, of which 75,000 stock options vest on December 31, 1999, and 75,000 vest on each of the second and third of his employment anniversary dates. In the event of a "change in control" Mr. Matz's unvested options will accelerate.

     The Company entered into an employment agreement effective as of February 27, 1998 (the "Grant Agreement"), with Steven H. Grant, the Company's Executive Vice President, Finance, Chief Financial Officer and Secretary. The Grant Agreement provides for: (1) an employment term of three years which automatically renews for an additional two years unless either Mr. Grant or the Company provides reasonable notice of non-renewal prior to expiration; (2) an annual salary of $200,000; and (3) a $40,000 bonus (which is primarily an acceleration of a deferred sign-on bonus) to be paid upon completion of the Company's filings with the SEC for the year ended December 31, 1997. The Grant Agreement also provides that the Company will provide to Mr. Grant on an annual basis sufficient funds to purchase a term life insurance policy payable to his heirs and a disability insurance policy to provide comparable compensation, including benefits over the life of the agreement. In addition, the Company granted to Mr. Grant stock options to purchase 200,000 shares of Common Stock at an exercise price of $4.6875 per share, of which 50,000 stock options vest on the date of grant and 50,000 stock options vest on each of the three anniversaries following the date of grant. As a result of this new option grant, the previously issued grant for 75,000 shares was canceled. In the event that Mr. Grant's employment with the Company terminates, all stock options that have not yet vested will continue to vest except in the event of a "change in control" whereby the unvested options will accelerate. In the event of his termination without "cause," including due to a "change in control" or a "change in duties" (as such terms are defined in the Grant Agreement), Mr. Grant will be entitled to severance compensation, including all benefits, for a period of 18 to 24 months. The Company is not obligated to pay compensation and benefits under the Grant Agreement if Mr. Grant's employment is terminated for "cause."

     The Company entered into a letter agreement dated as of September 8, 1997 as modified by letters dated July 2, 1998 and August 4, 1998 with Ali Haider (the "Haider Agreements"), the Company's Senior Vice President, Engineering. The Haider Agreements provide for: (1) an annual salary of $170,000; and (2) a performance bonus of $22,275 for positive first and second quarter 1998 performance. In addition, the Company agreed to grant to Mr. Haider certain stock options. In the event of the termination of Mr. Haiders's employment for any reason (other than a criminal act), Mr. Haider is entitled to severance pay in the amount of six months base salary at the greater of Mr. Haider's base salary as of the date of any termination of employment or as of July 27, 1998.

SECTION 401(K) PLAN

     In 1997, the Company adopted a 401(k) Salary Savings Plan (the "401(k) Plan") covering the Company's full-time employees located in the United States. The 401(k) Plan is intended to qualify under Section 401(k) of the Internal Revenue Code, so that contributions to the 401(k) Plan by employees or by the Company, and the investment earnings thereon, are not taxable to employees until withdrawn from the 401(k) Plan, and so that contributions by the Company, if any, will be deductible by the Company when made. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit ($10,000 in 1998) and to have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan permits, but does not require, additional matching contributions to the 401(k) Plan by the Company on behalf of all participants in the 401(k) Plan. Currently, the Company matches the first 6% of such voluntary contributions at 50% of the amount contributed by the employee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 1998, the Compensation Committee of the Board consisted of Messrs. Marshall and Seifert. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during Fiscal 98. Additionally, no member of the Compensation Committee is currently or was formally an officer or employee of the Company. Effective December 8, 1997, Mr. Seifert began serving as a consultant to the Company. In 1998, Mr. Seifert received $12,750 for services performed as a consultant to the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 15, 1998, the Company loaned $100,000 to Dr. Zwan, the Company's Chairman of the Board. The loan has a simple interest rate of 9% per annum, is evidenced by an unsecured promissory note and is due December 14, 1999. As of March 15, 1999, $100,000 was the balance outstanding on such loan plus accrued and unpaid interest thereon. In addition, Ms. Licciardi and her spouse each received loans in Fiscal 98 in the amount of $71,316 which were later forgiven under the terms of their respective separation agreements. See "Employment Agreements and Severance Arrangements." In accordance with the Company's policy on related party transactions, the loans were approved by the independent members of the Audit Committee of the Board of Directors.

REPORT ON REPRICING OF OPTIONS

     On March 26, 1998, the Compensation Committee of the Board (the "Committee") approved a resolution authorizing the repricing by amendment ("repricing") of all outstanding stock options held by all then employees on the terms described below. The Committee noted in its report that the overall purpose of the Company's stock option plans had been to attract and retain the services of the Company's employees, consultants and directors, and to provide incentives to such persons to exert maximum efforts for the Company's success. The Committee concluded that the decline in the market value of the Company's Common Stock had frustrated these purposes and diminished the value of the Company's stock option program as an element of the Company's compensation arrangements. The March 26th resolution offers each employee the right to cancel existing options at exercise prices greater than $12.75 per share with new option grants at an exercise price of $4.688 per share, which was the relevant market price on the date of the offer. Under the terms of this offer, should the employee accept the new option grant, he or she will be subject to a new three
(3) year vesting schedule effective March 26, 1998, and six (6) year option term (as opposed to a ten (10) year option term.) As of April 9, 1998, all executive officers holding such options had elected to accept these new option grants.

                                          The Compensation Committee:

                                          William Jefferson Marshall
                                          William Seifert

April 9, 1998

     The following table sets forth certain information concerning repricing during the last ten years of options to purchase the Company's Common Stock held by executive officers of the Company.

                         TEN-YEAR OPTION REPRICINGS(1)



                                                                                                     LENGTH OF
                                                                                                     ORIGINAL
                                                    MARKET PRICE                                    OPTION TERM
                                       NUMBER OF    OF STOCK AT    EXERCISE PRICE                    REMAINING
                                        OPTIONS       TIME OF        AT TIME OF                     AT DATE OF
                                      REPRICED OR   REPRICING OR    REPRICING OR                   REPRICING OR
                                        AMENDED      AMENDMENT       AMENDMENT      NEW EXERCISE     AMENDMENT
NAME(2)                      DATE         (#)           ($)             ($)           PRICE($)      (IN YEARS)
-------                    --------   -----------   ------------   --------------   ------------   -------------
Mitchell A. Chancey(3)...   3/26/98      10,000         4.688          13.125         $ 4.688          5.70
                           12/26/97      10,000        12.750          18.250          13.125          5.95
Joe Fuchs................   3/26/98      10,000         4.688          13.125           4.688          5.70
                           12/26/97      10,000        12.750          18.250          13.125          5.95
                            4/30/97       5,000         4.875           9.000           5.250          5.60
Gerald T. Gentile........   4/30/97      60,000         4.875           9.000           5.250          5.60
Steven H. Grant..........   3/26/98     200,000         4.688          13.125           4.688          5.47
                           12/26/97      75,000(4)     12.750          16.000          13.125          5.72
Ali Haider...............   3/26/98      33,000         4.688          13.125           4.688          5.53
                           12/26/97      33,000        12.750          16.813          13.125          5.78
Kenneth R. Hargrove......   4/30/97      10,000         4.875           9.000           5.250          5.60
Seth P. Joseph(3)........   4/30/97     656,666         4.875           9.000           5.250          9.61
Denise Licciardi(3)......   4/30/97      15,000         4.875           9.000           5.250          5.60
Carlos J. Perez..........   3/26/98      30,000         4.688          13.125           4.688          5.34
                           12/26/97      30,000        12.750          12.750          13.125          5.59
Michael Tinsley..........   3/26/98      20,000         4.688          13.125           4.688          5.42
                           12/26/97      20,000        12.750          15.625          13.125          5.67



---------------

(1) Additional information related to this schedule can be found in the "Report on Repricing of Options" contained herein.

(2) The positions of each executive officer is included in the "Information Concerning Directors and Executive Officers" contained herein.

(3) Information on repricing excludes shares that are beneficially owned by family members.

(4) This grant was canceled. See "Employment Agreements and Severance Arrangements" above.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") recommends to the Board compensation for the Company's officers and directors and oversees the administration of the Company's employee stock option and stock purchase plans. All decisions of the Committee relating to compensation of the Company's executive officers are reviewed and approved by the entire Board.

COMPENSATION POLICY

     The Company's executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers. The Committee attempts to achieve these goals by integrating on an individualized basis competitive annual base salaries with stock options through the Company's stock option plan and otherwise. The Committee believes that cash compensation in the form of salary and bonus provides the Company's executives with short term rewards for success in operations, and that long term compensation through the award of stock options better coordinates the objectives of management with those of the stockholders with respect to the long term performance and success of the Company. The Committee generally takes into consideration a variety of subjective and objective factors in determining the compensation package for executive officers, including how compensation compares to that paid by competing companies and the responsibilities and performance by each executive and the Company as a whole. In making its determinations, the Committee attempts to address the unique challenges which are present in the telecommunications industry in which the Company competes against a number of public and private companies with respect to attracting and retaining executives and other key employees.

     The Committee has relied heavily on the equity/option position of executives as an important mechanism to retain and motivate executives and key employees while at the same time aligning the interests of the executives with the interests of the stockholders generally. The Committee believes that option grants are instrumental in motivating employees to meet the Company's future goals. By working to increase the Company's value, one of the Company's primary performance goals is met and the executives are likewise compensated through option value.

     Section 162(m) of the IRC limits the Company's deduction in any one fiscal year for federal income tax purposes to $1 million per person with respect to the Company's Chief Executive Officer and its four (4) other highest paid executive officers who are employed on the last day of the fiscal year unless the compensation was not otherwise subject to the deduction limit. Certain performance-based compensation is not included in this $1 million limitation. Stock options may qualify for exclusion from this limitation if the plan under which they are granted meets certain conditions. At present, the Option Plan does not satisfy these conditions. The Compensation Committee is currently evaluating whether to proceed to qualify under Section 162(m).

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Dr. Bryan J. Zwan has served as the Chief Executive Officer of the Company since its inception in October 1990 until his resignation on December 31, 1998. Mr. Chastelet commenced employment as Chief Executive Officer on December 31, 1998 and did not receive any significant compensation in 1998. In setting compensation levels for the Chief Executive Officer, the Committee reviews competitive information reflecting compensation practices for similar technology companies and examines the Chief Executive Officer's performance relative to the Company's overall financial results. The Committee also considers the Chief Executive Officer's achievements against the same pre-established objectives and determines whether the Chief Executive Officer's base salary, target bonus and target total compensation approximate the competitive range of compensation for chief executive officer positions in the technology industry. In establishing his compensation, the Committee reviews the Chief Executive Officer's performance and compares it with chief executive officers of similar technology companies.

     In Fiscal 98, Dr. Zwan received a base salary of $300,000 plus accrued vacation of $9,587. Dr. Zwan did not earn an incentive bonus in Fiscal 98. Overall, Dr. Zwan's base and incentive compensation are below the median compensation for technology companies, but within the competitive range.

     The Company hired Mr. Chastelet on December 31, 1998 to serve as President and Chief Executive Officer. The Company entered into an employment agreement with Mr. Chastelet which provides for an annual base salary of $275,000. Additionally, Mr. Chastelet is eligible for a performance bonus of up to 50% of his base salary to be paid based on 80% quantitative and 20% qualitative criteria as established by the Board of Directors. Overall, Mr. Chastelet's base and incentive compensation are below the median compensation for technology companies, but within the competitive range.

COMPENSATION ARRANGEMENTS GENERALLY

     Overall, the Committee believes that the compensation arrangements for the Company's executives serve the long term interests of the Company and its stockholders and that, in particular, the equity/option positions of executives are an important factor in retaining and attracting key executives. Nonetheless, the Committee intends to continue to review and analyze its policies in light of the performance and development of the Company and the environment in which it competes for executives and to retain outside compensation consultants from time to time to assist the Committee in such review and analysis.

                                          Compensation Committee:

                                          William Seifert
                                          Dr. William F. Hamilton

April 9, 1999

     The foregoing report of the Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                               PERFORMANCE GRAPH

                     COMPARISON OF CUMULATIVE TOTAL RETURN

       AMONG DIGITAL LIGHTWAVE, INC., THE NASDAQ TOTAL RETURN INDEX, AND
                         THE NASDAQ NON-FINANCIAL INDEX

                                                                                           NASDAQ
                                                      DIGITAL            NASDAQ             NON-
               MEASUREMENT PERIOD                    LIGHTWAVE,       TOTAL RETURN       FINANCIAL
             (FISCAL YEAR COVERED)                      INC.             INDEX             STOCKS
2/7/97                                                      100.00            100.00            100.00
12/31/97                                                    104.47            116.46            111.19
12/31/98                                                     18.41            163.59            162.75

     The above graph assumes that $100.00 was invested in the Common Stock and in each index on February 7, 1997, the effective date of the Company's initial public offering. Although the Company has not declared a dividend on its Common Stock, the total return for each index assumes the reinvestment of dividends. Stockholder returns over the period presented should not be considered indicative of future returns. Pursuant to regulations of the SEC, the graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall it be incorporated by reference into any filing under the Securities Act or the Exchange Act.

                                  PROPOSAL TWO

               RATIFICATION AND SELECTION OF INDEPENDENT AUDITOR
                           (ITEM 2 ON THE PROXY CARD)

     The firm of PricewaterhouseCoopers LLP served as independent auditor for the Company for the fiscal year ended December 31, 1998. The Board of Directors has selected the firm to continue in this capacity for the current fiscal year. Accordingly, the Company is asking the stockholders to ratify the selection of PricewaterhouseCoopers LLP as independent auditor. In the event that stockholders fail to ratify the section of the independent auditor for the fiscal year ending December 31, 1999, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders.

     The Company anticipates that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to questions at the meeting. THE BOARD RECOMMENDS A VOTE "FOR" SUCH RATIFICATION.

                                 OTHER BUSINESS

     The Company is not aware of any other matters to be presented at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares that they represent in accordance with their best judgment.

          STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

     Proposals that stockholders desire to have included in the Company's proxy materials for next year's Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal executive offices (15550 Lightwave Drive, Clearwater, Florida 33760) no later than December 10, 1999, and must satisfy the conditions established by the SEC for stockholder proposals to be included in such proxy materials.

FORM 10-K

     A copy of the Company's Annual Report on Form 10-K for Fiscal 98 is being mailed with this Proxy Statement to stockholders entitled to notice of the Meeting. At any stockholder's written request, the Company will provide without charge, a copy of the Annual Report for Fiscal 98 which incorporates the Form 10-K as filed with the SEC, including the financial statements and a list of exhibits. If copies of exhibits are requested, a copying charge of $.20 per page will be made. Requests should be sent to Investor Relations, Digital Lightwave, Inc., 15550 Lightwave Drive, Clearwater, Florida 33760.

                                          By Order of the Board of Directors,


                                          /s/ Steven H. Grant
                                           ------------------------------------
                                              Steven H. Grant
                                              Secretary

April 15, 1999
Clearwater, Florida

                               DIGITAL LIGHTWAVE
                             15550 LIGHTWAVE DRIVE,
                           CLEARWATER, FLORIDA 33760

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Gerry Chastelet and Steven
H. Grant and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Digital Lightwave, Inc. to be held at the Renaissance Vinoy Resort, 501 Fifth Avenue, N.E., St. Petersburg, Florida on Friday, May 14, 1999, at 2:00 p.m., local time, and at any adjournments thereof, and to vote as designated.

1.  ELECTION OF DIRECTORS

    [ ]  FOR all nominees listed below.                          [ ]  WITHHOLD AUTHORITY
         (except as otherwise indicated)                              as to all nominees listed below.

NOMINEES:  1. Dr. Bryan J. Zwan       2. Dr. William F. Hamilton

           3. Gerry Chastelet         4. William Seifert

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED:

   ------------------------------------------------------------------------

2. RATIFY AND APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITOR

    [ ]  VOTE FOR            [ ]  VOTE AGAINST            [ ]  ABSTAIN

and to vote on such other business as may properly come before the meeting
                      YOUR VOTE IS IMPORTANT! PLEASE VOTE.

                          (Continued on reverse side)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES TO THE BOARD OF DIRECTORS, "FOR" THE RATIFICATION OF SELECTION OF THE INDEPENDENT AUDITOR, AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

                                                Date:

                                                --------------------------, 1999


                                                --------------------------------
                                                Signature of Stockholder(s)


                                                --------------------------------
                                                Signature of Stockholder(s)

                                                Please sign exactly as name
                                                appears hereon. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.

                             THANK YOU FOR VOTING.

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.